INVESCO U.S. QUANTITATIVE CORE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         7

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $        931

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $         41
          Class C                 $         96
          Class R                 $          5
          Class Y                 $         21
          Investor Class          $        288
          Institutional Class     $         72

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.0353

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.0160
          Class C                 $     0.0160
          Class R                 $     0.0287
          Class Y                 $     0.0446
          Investor Class          $     0.0353
          Institutional Class     $     0.0450

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       24,671

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                        2,395
          Class C                        5,489
          Class R                          123
          Class Y                          468
          Investor Class                 7,888
          Institutional Class            1,574

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $       8.23

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $       8.14
          Class C                 $       8.12
          Class R                 $       8.19
          Class Y                 $       8.27
          Investor Class          $       8.26
          Institutional Class     $       8.27

INVESCO FLOATING RATE FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         6

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $      9,822

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class C                 $      5,344
          Class R                 $         32
          Class Y                 $      2,798
          Institutional Class     $      1,277

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.1745

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class C                 $     0.1553
          Class R                 $     0.1656
          Class Y                 $     0.1836
          Institutional Class     $     0.1883

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       51,416

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class C                       33,026
          Class R                          198
          Class Y                       16,861
          Institutional Class            6,935

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $       7.67

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class C                 $       7.64
          Class R                 $       7.69
          Class Y                 $       7.66
          Institutional Class     $       7.67

INVESCO GLOBAL REAL ESTATE INCOME FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         10

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $      4,934

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $         35
          Class C                 $        534
          Class Y                 $        679
          Institutional Class     $        889

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.1958

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.1643
          Class C                 $     0.1643
          Class Y                 $     0.2054
          Institutional Class     $     0.2126

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       26,651

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                          195
          Class C                        3,765
          Class Y                        7,147
          Institutional Class            5,227

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $       8.58

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $       8.56
          Class C                 $       8.56
          Class Y                 $       8.56
          Institutional Class     $       8.57

INVESCO CORE PLUS BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         11

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $      5,042

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $        429
          Class C                 $        590
          Class R                 $         49
          Class Y                 $        120
          Institutional Class     $      3,666

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.2268

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.1871
          Class C                 $     0.1871
          Class R                 $     0.2137
          Class Y                 $     0.2400
          Institutional Class     $     0.2400

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       23,701

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                        2,232
          Class C                        3,095
          Class R                          248
          Class Y                          510
          Institutional Class           15,034

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      10.76

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      10.76
          Class C                 $      10.76
          Class R                 $      10.76
          Class Y                 $      10.76
          Institutional Class     $      10.76

INVESCO VAN KAMPEN GROWTH AND INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         12

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $     32,380

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $      1,261
          Class C                 $      1,043
          Class R                 $        999
          Class Y                 $     14,204
          Institutional Class     $      3,208

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.1410

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.1399
          Class C                 $     0.0743
          Class R                 $     0.1185
          Class Y                 $     0.1636
          Institutional Class     $     0.1784

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                      220,946

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                        7,656
          Class C                       13,360
          Class R                        8,345
          Class Y                       89,503
          Institutional Class           23,404

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      19.83

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      19.69
          Class C                 $      19.65
          Class R                 $      19.83
          Class Y                 $      19.84
          Institutional Class     $      19.87

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         13

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $     11,217

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $        345
          Class C                 $        365
          Class R                 $         20
          Class Y                 $      4,511

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.5157

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.1526
          Class C                 $     0.1527
          Class R                 $     0.3952
          Class Y                 $     0.6209

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       22,211

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                        1,883
          Class C                        2,436
          Class R                          146
          Class Y                        7,724

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      33.01

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      33.08
          Class C                 $      32.07
          Class R                 $      32.96
          Class Y                 $      33.21

INVESCO CALIFORNIA TAX-FREE INCOME FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         14

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $      3,229

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $      4,663
          Class C                 $        465
          Class Y                 $        543

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.2456

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.2471
          Class C                 $     0.2176
          Class Y                 $     0.2606

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       13,166

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                       18,525
          Class C                        2,274
          Class Y                        2,047

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      12.08

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      12.16
          Class C                 $      12.16
          Class Y                 $      12.12

INVESCO VAN KAMPEN EQUITY AND INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         17

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $     82,747

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $      9,704
          Class C                 $      8,458
          Class R                 $      1,751
          Class Y                 $      4,653
          Institutional Class     $      2,353

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.0874

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.0818
          Class C                 $     0.0578
          Class R                 $     0.0788
          Class Y                 $     0.0989
          Institutional Class           0.1056

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                    915,640

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                      103,046
          Class C                      139,314
          Class R                       21,984
          Class Y                       45,872
          Institutional Class           24,535

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $       8.80

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $       8.64
          Class C                 $       8.67
          Class R                 $       8.84
          Class Y                 $       8.81
          Institutional Class     $       8.81

INVESCO S&P 500 INDEX FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         21

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $      6,591

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $        193
          Class C                 $        511                1061
          Class Y                 $        357

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.2444

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.0776
          Class C                 $     0.0982
          Class Y                 $     0.2931

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       27,236

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                        2,023
          Class C                        5,172
          Class Y                        1,271

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      14.70

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      14.45
          Class C                 $      14.29
          Class Y                 $      14.84

INVESCO VAN KAMPEN AMERICAN FRANCHISE FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         22

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                         398,959

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                       27,262
          Class C                       22,168
          Class R                        1,572
          Class Y                        8,395
          Institutional Class           24,666

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      12.69

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      12.41
          Class C                 $      12.41
          Class R                 $      12.66
          Class Y                 $      12.77
          Institutional Class     $      12.74

INVESCO VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         25

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)

          Class A                 $      2,742

       2  Dividends for a second class of open-end company shares (000's Omitted)

          Class B                 $         61
          Class C                 $        172
          Class Y                 $          4

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)

       1  Dividends from net investment income

          Class A                 $     0.3366

       2  Dividends for a second class of open-end company shares (form nnn.nnnn)

          Class B                 $     0.3364
          Class C                 $     0.2768
          Class Y                 $     0.3566

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                        8,122

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                          161
          Class C                          630
          Class Y                           12

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      16.63

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      16.67
          Class C                 $      16.66
          Class Y                 $      16.64

INVESCO VAN KAMPEN SMALL CAP GROWTH FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/29/2012
FILE NUMBER:        811-09913
SERIES NO.:         26

74U.   1  Number of shares outstanding (000's Omitted)

          Class A                       78,718

       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)

          Class B                        1,611
          Class C                        5,280
          Class Y                       20,256

74V.   1  Net asset value per share (to nearest cent)

          Class A                 $      10.81

       2  Net asset value per share of a second class of open-end company shares (to nearest cent)

          Class B                 $      10.05
          Class C                 $       9.82
          Class Y                 $      11.00